AMENDMENT NO. 19
TO
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
OF
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
     This Amendment No. 19 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this “Amendment”) amends, effective as of September 15, 2010, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) dated as of September 14, 2005, as amended (the “Agreement”).
     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
     WHERAS, the Trust desires to amend the Agreement to add Invesco V.I. Balanced-Risk Allocation Fund;
     NOW, THEREFORE, the Agreement is hereby amended as follows:
1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 15, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

Exhibit 1
“SCHEDULE A
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. Balanced-Risk Allocation Fund	Series I Shares
Series II Shares

Invesco V.I. Basic Balanced Fund	Series I Shares
Series II Shares

Invesco V.I. Basic Value Fund	Series I Shares
Series II Shares

Invesco V.I. Capital Appreciation Fund	Series I Shares
Series II Shares

Invesco V.I. Capital Development Fund	Series I Shares
Series II Shares

Invesco V.I. Core Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Diversified Income Fund	Series I Shares
Series II Shares

Invesco V.I. Dividend Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Dynamics Fund	Series I Shares
Series II Shares

Invesco V.I. Financial Services Fund	Series I Shares
Series II Shares

Invesco V.I. Global Dividend Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Global Health Care Fund	Series I Shares
Series II Shares

Invesco V.I. Global Multi-Asset Fund	Series I Shares
Series II Shares

Invesco V.I. Global Real Estate Fund	Series I Shares
Series II Shares

Invesco V.I. Government Securities Fund	Series I Shares
Series II Shares

Invesco V.I. High Yield Fund	Series I Shares
Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. Balanced-Risk Allocation Fund	Series I Shares
Series II Shares

Invesco V.I. High Yield Securities Fund	Series I Shares
Series II Shares

Invesco V.I. Income Builder Fund	Series I Shares
Series II Shares

Invesco V.I. International Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Large Cap Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Leisure Fund	Series I Shares
Series II Shares

Invesco V.I. Mid Cap Core Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Money Market Fund	Series I Shares
Series II Shares

Invesco V.I. S&P 500 Index Fund	Series I Shares
Series II Shares

Invesco V.I. Select Dimensions Balanced Fund	Series I Shares
Series II Shares

Invesco V.I. Select Dimensions Dividend Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	Series I Shares
Series II Shares

Invesco V.I. Small Cap Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Technology Fund	Series I Shares
Series II Shares

Invesco V.I. Utilities Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Capital Growth Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Comstock Fund	Series I Shares
Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. Balanced-Risk Allocation Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Equity and Income Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Global Value Equity Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Government Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Growth and Income Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. High Yield Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. International Growth Equity Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Mid Cap Growth Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Mid Cap Value Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Value Fund	Series I Shares
Series II Shares”